                     LOAN DOCUMENT MODIFICATION AGREEMENT
                     ------------------------------------
                      (No. 7; dated as of March 28, 1997)
                      -----------------------------------


     LOAN DOCUMENT MODIFICATION AGREEMENT dated as of March 28, 1997 (the

"Agreement") by and between BANYAN SYSTEMS INCORPORATED, a Massachusetts
----------
corporation with its principal place of business at 120 Flanders Road, Westboro, MA 01581 (the "Borrower") and SILICON VALLEY BANK (the "Bank"), a California
               --------                                 ----
chartered bank with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054, and with a loan production office located at Wellesley Office Park, 40 William Street, Wellesley, MA 02181, doing business under the name "Silicon Valley East".


 I.            Reference to Existing Loan Documents.
               ------------------------------------

     Reference is hereby made to that Commitment Letter dated May 5, 1992 between the Bank and the Borrower, as previously amended as of May 5, 1993, May 5, 1994, May 5, 1995, January 22, 1996, February 1, 1996 and May 5, 1996 (with the attached schedules and exhibits, the "Commitment Letter") and the Loan
                                           -----------------
 Documents referred to therein, including without limitation that certain Amended and Restated Promissory Note of the Borrower dated May 5, 1996 in the principal amount of $10,000,000 (the "Note"), and the Security Documents
                                       ----
 referred to therein. Unless otherwise defined herein, capitalized terms used in this Agreement shall have the same respective meanings as set forth in the Commitment Letter.

 I.            Effective Date.
               --------------

     This Agreement shall become effective as of May 28, 1997 (the "Effective
                                                                    ---------
 Date"), provided that the Bank shall have received the following on or before
 ----
 May 30, 1997 and provided further, however, in no event shall this Agreement become effective until signed by an officer of the Bank in California:

 A.             two copies of this Agreement, duly executed by the Borrower;

 A. a check in the amount of $2,000 to cover the Bank's variance fee or a letter authorizing the Bank to debit the Borrower's account in such amount.

     By the signature of its authorized officer below, the Borrower is hereby representing that, except as modified in Schedule A attached hereto, the
                                          ----------
 representations of the Borrower set forth in the Loan Documents (including those contained in the Credit Agreement, as amended by this Agreement) are true and correct as of the Effective Date as if made on and as of such date. Finally, the Borrower (and each guarantor, if any, signing below) agrees that, as of the Effective Date, it has no defenses against its obligations to pay any amounts under the Credit Agreement and the other Loan Documents.

     In addition, the Borrower (a) agrees to furnish to the Bank on or before April 15, 1997 a duly completed and signed Perfection Certificate in the form furnished herewith and to cooperate with the Bank in executing such further UCC financing statements as the Bank may reasonably request, and (b) agrees to permit the Bank as its agent to conduct an accounts receivable audit at Borrower's expense on or before April 28, 1997. Borrower acknowledges that the Bank's failure to receive such a report favorable in substance to the Bank on or before such date shall constitute an "Event of Default" hereunder.

 I.            Modifications to Commitment Letter.
               -----------------------------------

 As of the Effective Date, the Commitment Letter is modified in the following respects:

 A. Numbered paragraph 7 of the Commitment Letter is hereby restated in its entirety as follows:

          "7. The Borrower may not permit the (a) sum of the aggregate unpaid principal amount of any advances under this Commitment and (b) the aggregate of (i) all amounts available to be drawn under any letters of credit issued for the account of the Borrower as provided in Paragraph 8 below (the "Available Letter of Credit Amount"), and (ii) all unreimbursed drawings under such letters of credit (the sum of (a) and (b), the "Extensions of Credit"), to exceed at any time an amount equal to either the sum of $10,000,000 committed by the Bank hereunder (the "Committed Amount") or the Borrowing Base, whichever is less. If, at any time or for any reason, the aggregate amount of all Extensions of Credit under this Commitment is greater than the lesser of the Committed Amount or the Borrowing Base, the Borrower shall immediately pay to the Bank, in cash, the amount of such excess.

 A. Numbered paragraph 4(c) of Schedule II is hereby amended by inserting the following language at the beginning of the paragraph:

          "(c) provided, however, that such a Compliance Certificate shall also be required within thirty (30) days of the end of each month with respect to Borrower's compliance with the Minimum Quick Ratio covenant set forth in Paragraph 17 of Schedule II"

 A. Numbered paragraph 17 of Schedule II is hereby restated in its entirety as follows:

          "17. Quick Ratio.  The Borrower will not permit the Quick Ratio to be
               -----------
      less than 1.5 to 1 at the end of any fiscal month, commencing as of February 28, 1997."

 A. Numbered paragraph 18 of Schedule II (the Minimum Profitability Covenant) is hereby corrected by substituting the word "not" for the word "now" appearing in the first line thereof.

          "18. Minimum Profitability.  The Borrower shall not incur Net Losses
               ---------------------
      in any two consecutive fiscal quarters and shall not permit Net Income to be less than $1.00 in any fiscal year."

 A. Schedule III is hereby amended by inserting or restating the following definitions thereunder in alphabetical order:

          "Borrowing Base" means an amount equal to (i) thirty percent (30%) of Eligible Accounts Receivable plus (ii) thirty percent (30%) of the value of Eligible Foreign Accounts Receivable, as determined by Bank with reference to the most recent Borrowing Base Certificate delivered by Borrower.

          "Eligible Accounts Receivable" means those accounts receivable that arise in the ordinary course of Borrower's business that comply with all of Borrower's representations and warranties to Bank set forth in Schedule
      I. Unless otherwise agreed to by Bank in writing, Eligible Accounts Receivable shall not include the following:

               (a) accounts that the account debtor has failed to pay within ninety (90) days of invoice date;

               (b) accounts with respect to an account debtor, fifty percent (50%) of whose accounts the account debtor has failed to pay within ninety
      (90) days of invoice date;

               (c) accounts with respect to an account debtor, including Affiliates, whose total obligations to Borrower exceed twenty-five percent (25%) of all accounts receivable, to the extent such obligations exceed the aforementioned percentage, except as approved in writing by Bank;

               (d) accounts with respect to which the account debtor does not have its principal place of business in the United States;

               (e) accounts with respect to which the account debtor is a federal, state, or local governmental entity or any department, agency, or instrumentality thereof, except for those accounts of the United States or any department, agency or instrumentality thereof as to which the payee has assigned its rights to payment thereof to Bank and the assignment has been acknowledged, pursuant to the Assignment of Claims Act of 1940, as amended (31 U.S.C. 3727);

               (f) accounts with respect to which Borrower is liable to the account debtor, but only to the extent of any amounts owing to the account debtor (sometimes referred to as "contra" accounts, e.g. accounts payable, customer deposits, credit accounts etc.).

               (g) accounts generated by demonstration or promotional equipment, or with respect to which goods are placed on consignment, guaranteed sale, sale or return, sale on approval, bill and hold, or other terms by reason of which the payment by the account debtor may be conditional;

               (h) accounts with respect to which the account debtor is an Affiliate, officer, employee, or agent of Borrower;

               (i) accounts with respect to which the account debtor disputes liability or makes any claim with respect thereto as to which Bank believes, in its sole discretion, that there may be a basis for dispute (but only to the extent of the amount subject to such dispute or claim), or is subject to any Insolvency Proceeding, or becomes insolvent, or goes out of business; and

               (j) accounts with respect to which the account debtor disputes liability or makes any claim with respect thereto as to which Bank believes, in its sole discretion, that there may be a basis for dispute (but only to the extent of the amount subject to such dispute or claim), or is subject to any Insolvency Proceeding, or becomes insolvent, or goes out of business; and

               (k) accounts the collection of which Bank reasonably determines to be doubtful.

          "Eligible Foreign Accounts" means accounts receivable with respect to which the account debtor does not have its principal place of business in the United States and that are: (1) covered by credit insurance in form and amount, and by an insurer satisfactory to Bank less the amount of any deductible(s) which may be or become owing thereon; or (2) supported by one or more letters of credit either advised or negotiated through Bank or in favor of Bank as beneficiary, in an amount and of a tenor, and issued by a financial institution, acceptable to Bank; or (3) that Bank approves on a case-by-case basis.

          "Insolvency Proceeding" means any proceeding commenced by or against any person or entity under any provision of the United States Bankruptcy Code, as amended, or under any other bankruptcy or insolvency law, including assignments for the benefit of creditors, formal or informal moratoria, compositions, extension generally with its creditors, or proceedings seeking reorganization, arrangement, or other relief.

 A. Schedule II to the Commitment Letter is hereby further amended by restating Exhibit A thereto in its entirety in the form of Exhibit A hereto.

 A. Schedule II to the Commitment Letter is hereby further amended by restating Exhibit B thereto in its entirety in the form of Exhibit B hereto.

 A. The Commitment Letter and the other Loan Documents are hereby amended wherever necessary or appropriate to reflect the foregoing changes.

 I.            Waiver of Events of Default.
               ---------------------------

     The Bank hereby waives any and all Events of Default created by the Borrower's failure to comply with the provisions of Paragraph 17 (Quick Ratio), Paragraph 18 (Minimum Profitability), Paragraph 19 (Tangible Net Worth) and Paragraph 20 (Tangible Capital Base) of Schedule II for the fiscal quarter ending on December 31, 1996.

 I.            Effective Date.
               --------------

     This Agreement shall become effective as of the date first set forth above when the Bank shall have received two copies of this Agreement, duly executed by the Borrower (provided that in no event shall this Agreement become effective until signed by an authorized officer of the

 Bank in California). By the signature of its authorized officer below, the Borrower is hereby representing that, as of the date hereof, it has no defenses against its obligations to pay any amounts under the Commitment Letter and the other Loan Documents.

 I.            Continuing Validity.
               -------------------

     Upon the effectiveness hereof, each reference in each Security Instrument or other Loan Document to "the Commitment Letter", "thereunder", "thereof", "therein", or words of like import referring to the Commitment Letter, shall mean and be a reference to the Commitment Letter, as amended hereby. Except as specifically set forth above, the Commitment Letter shall remain in full force and effect and is hereby ratified and confirmed. Each of the other Loan Documents is in full force and effect and is hereby ratified and confirmed.
 The modifications set forth above (i) do not constitute a waiver or modification of any term, condition or covenant of the Commitment Letter or any other Loan Document, other than as expressly set forth herein, and (ii) shall not prejudice any rights which the Bank may now or hereafter have under or in connection with the Commitment Letter, as modified hereby, or the other Loan Documents, and shall not obligate the Bank to assent to any further modifications.

 I.            Miscellaneous.
               -------------

 A. This Agreement may be signed in one or more counterparts each of which taken together shall constitute one and the same document.

 A. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS.

 A. THE BORROWER ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE COMMONWEALTH OF MASSACHUSETTS IN ANY ACTION, SUIT, OR PROCEEDING OF ANY KIND AGAINST IT WHICH ARISES OUT OF OR BY REASON OF THIS LOAN MODIFICATION AGREEMENT; PROVIDED, HOWEVER, THAT IF FOR ANY REASON LENDER CANNOT AVAIL ITSELF OF THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS, THEN VENUE SHALL LIE IN SANTA CLARA COUNTY, CALIFORNIA.

 A. The Borrower agrees to promptly pay on demand all costs and expenses of the Bank in connection with the preparation, reproduction, execution and delivery of this letter amendment and the other instruments and documents to be delivered hereunder, including the reasonable fees and out-of-pocket expenses of Sullivan & Worcester LLP, special counsel for the Bank with respect thereto.

     IN WITNESS WHEREOF, the Bank and the Borrower have caused this Agreement to be signed under seal by their respective duly authorized officers as of the date set forth above.


                              SILICON VALLEY EAST, a Division
                                of Silicon Valley Bank


                              By:_____________________________
                                    Name:  Joan S. Parsons
                                    Title:  Senior Vice President

                              SILICON VALLEY BANK


                              By:______________________________
                                    Name:
                                    Title:
                                    (signed in Santa Clara, CA)

                              BANYAN SYSTEMS INCORPORATED


                              By:______________________________
                                    Name:
                                    Title:

                                   EXHIBIT A
                                TO SCHEDULE II
                            COMPLIANCE CERTIFICATE

 TO:       SILICON VALLEY BANK

 FROM:     BANYAN SYSTEMS INCORPORATED

      The undersigned authorized officer of Banyan Systems Incorporated hereby certifies that in accordance with the terms and conditions of the Commitment Letter dated as of June 5, 1992 between Borrower and Bank as amended through the date hereof (the "Agreement"), (i) Borrower is in complete compliance for
 the period ending                with all required covenants except as noted
 below and (ii) all representations and warranties of Borrower stated in the Agreement are true and correct in all material respects as of the date hereof. Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The Officer expressly acknowledges that no borrowings may be requested by the Borrower at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that such compliance is determined not just at the date this certificate is delivered.

 PLEASE INDICATE COMPLIANCE STATUS BY CIRCLING YES/NO UNDER "COMPLIES" COLUMN.

    REPORTING COVENANT                      REQUIRED                      COMPLIES
----------------------------------------------------------------------------------

    Quarterly financial statements     Quarterly within 45 days           Yes       No
    Compliance Certificate             Quarterly within 45 days           Yes       No
                                       (except for Quick Ratio)

    FINANCIAL COVENANT                     REQUIRED          ACTUAL             COMPLIES
----------------------------------------------------------------------------------------

    Maintain on a Quarterly Basis:
     Minimum Tangible Capital Base         $37,500,000       $ _______       Yes       No
     Maximum Debt/Tangible Net Worth
    (less Deferred Revenue).               1.0:1.0           _____:1.0       Yes       No

    Profitability     Quarterly            No two            $ _______       Yes       No
                                           consecutive
                                           loss quarters
                      Annually             $1.00             $ _______       Yes       No

    Maintain on a Monthly Basis:
     Minimum Quick Ratio (less
     Deferred Revenue)                     1.5:1.0           _____:1.0       Yes       No

 COMMENTS REGARDING EXCEPTIONS:  See Attached.


 Sincerely,


 _______________________
 Signature
 Title

 Date::_________________